SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                                               FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934
         Date of Report(Date of Earliest Event Reported): April 9, 2003

                       NOVA NATURAL RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


         Colorado                    0-15078             84-1227328
(State or other jurisdiction      (Commission          (I.R.S. Employer
     of incorporation)              File No.)        Identification No.)

           Unit 4, 75 Sheilds Court, Markham, Ontario, Canada L3R 9T4
               (Address of principal executive offices)     (Zip Code)
                                  (905)940-3827
              (Registrant's telephone number, including area code)

ITEM 1. Change in Control

               On March 16,2003, pursuant to unanimous approval of the board of directors the following resolutions were approved:

               authorize the company to secure a convertible note from Henan Zhenyuen (Group) Co., LTD, for the purpose of bringing the company reporting current and provide funding to evaluate and implement strategic alternatives the new president and board members bring to the Nova appoint three new Directors effective immediately: Ms. Li Wang, Mr. Yanbo Yin and the reappointment of Mr. Chris Tse the appointment of Mr. Chris Tse as the Company President and Chief Executive Officer

               the resignation of Mr. Edward Chan as the President and Chief Executive Officer

               the resignation of Mr. Han Zhende as a Director


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       NOVA NATURAL RESOURCES CORPORATION


                       By:  /s/ Chris Tse
                       ------------------------------------
                           Chris Tse, President

                           Date: April 9, 2003